SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): November 7, 2003

CHARTER ONE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15495	34-1567092

(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

1215 Superior Avenue, Cleveland, Ohio		44114

(Address of principal executive offices)		(Zip Code)

(216) 566-5300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since report)

ITEM 9. Regulation FD Disclosure

On November 7, 2003, the Registrant participated at the BancAnalysts Association of Boston Conference in Boston, Massachusetts. The materials presented by Charter One follow and are also available through Charter One’s web site at www.charterone.com. In addition, a copy of the materials may be obtained from the Registrant’s Investor Relations Department at (800) 262-6301.

BancAnalysts Association of Boston 2003 Fall Conference November 6-7, 2003

Forward-Looking Information This presentation contains certain estimates of future operating trends for Charter One Financial, Inc., as well as estimates of financial condition, operating efficiencies, revenue creation, lending origination, loan sale volumes, charge-offs and loan loss provisions. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Reference is made to Charter One's filings with the SEC, such as the latest annual report on Form 10-K and quarterly reports on Form 10-Q, for information regarding factors that could cause actual results to differ materially from those described in the forward-looking statements.

Charter One at a Glance Regional bank holding company headquartered in Cleveland, founded in 1934 21st largest publicly traded U.S. bank Listed on NYSE: "CF" Member of S&P 500 Index $7.0 B market cap

Charter One at a Glance Operates through 566 branches in nine states 435 traditional & 131 in-store branches Focus on consumer banking niche Strong retail banking track record excess asset generator - driving asset mix shift organic deposit growth among best in industry Extremely efficient operation 40% efficiency ratio is cornerstone of business plan

CF Historical Earnings Growth Originally Reported Operating EPS 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Est East 0.3 0.39 0.38 0.7 0.79 0.95 1.04 1.1 1.29 1.43 1.61 1.81 1.89 2.1 2.45 2.74 *In years with poolings, data is 3 qtrs stand alone, 4th qtr pooled **First Call estimate Compounded annual earnings growth thru 2003: 10 yr - 10% 5 yr - 11% Per Share (adjusted for stock splits/dividends thru 9/30/02)

Dividend Growth '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Ann Div 0.0695 0.0758 0.0884 0.0995 0.1106 0.1469 0.2097 0.2665 0.3203 0.3703 0.4325 0.5167 0.6125 0.7166 0.8295 0.98 Out of Top 25 Banks, CF ranks #19 in Payout Ratio & #14 in Yield . . . room to move . . . 19% growth rate compounded annually

Key Operating Results - 3Q03 EPS $.69 $.72 $.61 ROA 1.46% 1.50% 1.46% ROE 20.12% 19.86% 18.89% ROTE (1) 23.59% 22.74% 21.70% Efficiency 41.2% 41.1% 39.9% (1) Return on tangible equity 3Q03 2Q03 3Q02

Balance Sheet Strategy Asset Mix Emphasis on reducing I-4 family exposure MBS/1-4 family loans down $1.9 B, or 8% in 3Q03 Future balance sheet growth driven by non 1-4 family portfolio growth non 1-4 family up $1.2 B, or 7%, in 3Q03

Loan/MBS Portfolio Shift MBS 11.4 B 14.7 B (3.3) B 1-4 family 9.8 8.4 1.4 21.2 23.1 (1.9) Consumer 5.0 4.2 .8 Auto 6.4 6.2 .2 Cons Fin 1.1 1.0 .1 CRE/Lease/C&I 6.1 6.0 .1 Non 1-4 family 18.6 17.4 1.2 Total 39.8 B 40.5 B (.7) B 3 Mo. 9/30/03 6/30/03 Growth

NCO/avg loans (ann) .40% .37%* NPLs/loans .51% .55% NPAs/loans .67% .70% Underperforming assets/loans .85% .94% Allowance/loans 1.37% 1.24% Allowance/NCO (ann) 3.7 yrs 3.4 yrs* Underperforming assets at $239 M, a 12-month low *2002 excludes $27.3 M resulting from NCO policy change in 2Q02 Overall Credit Profile YTD 9/30/03 2002

Balance Sheet Strategy Liability Repricing FHLB Advance maturities: $2.4 B @ 6.5% in '05 $2.5 B @ 5.4% in '07/early '08 Potential benefit from 2005 debt maturities? reduce MBS with 4.5% yield = 12 bp in NIM or $.14 EPS replace debt with 1% cost = 32 bp in NIM or $.38 EPS full-year benefit begins 1/1/06

Drivers of 2004 Earnings Retail banking revenue growth fed by de novo; 15% = $.15 - $.16/share Lower demand on provision added over $61 M to reserve in 2003 economy strengthening Strong non 1-4 family portfolio growth

Drivers of 2004 Earnings Limited balance sheet growth leads to strong capital accumulation repurchased 50 M shares since 1996; $1.3 B in capital Key questions: level of balance sheet leverage degree of franchise investment/expansion economic & interest rate environment

The "Retail" in Retail Banking

Retail Banking at Charter One Retail banking defines Charter One Nonrecurring gains from mortgage operation being invested in franchise building banking centers supporting product development & roll out Strength of retail banking is basis of future revenue growth

Retail Banking's Big 3 of 2003 Industry Leader in . . . De novo new door opened every other day 125 new banking centers by 12/31 NET checking account growth on pace for 150 K accts; 12% growth Noninterest-bearing deposit growth $533 M in 9 mos; 49% annualized growth* *Excl acquisitions & custodials

Retail Bank - 461 Locations at 12/31/02 411 Traditional 50 In-Store

Retail Bank - 2003 De Novos (Projected) 26 Traditional / 99 In-Store (125 Total)

Retail Bank - 566 Locations at 9/30/03 435 Traditional / 131 In-Store

# Retail Bank - 566 Locations at 9/30/03

## 435 Traditional / 131 In-Store


VT
27
(26/1*)
NY
176
(121/55*)
MI
106
(87/19*)
MA
13
(10/3*)
PA
3
(0/3*)
CT
1
(0/1*)
OH
130
(101/29*)
IL
99
(90/9*)
IN
11
(0/11*)

*# of Traditional / # of In-Store

20

CHARTER ONE FINANCIAL, INC.

Retail Bank Franchise Growth 1999 2000 2001 2002 2003 Projected 417 419 456 461 600 Added 44 branches, 6 de novo, 38 acquired 10% in 3 years Adding 139 branches, 125 de novo, 14 acquired 30% in 12 mos.

De Novo Rollout Largest 1-year de novo expansion in banking (27%) Most efficient expansion in banking - 125 banking centers for $50 M capital made possible by in-store expertise estimated 2003 expense of $.03-$.04/share Strategic locations increase value of entire franchise Tremendous built-in revenue momentum

De Novo Rollout Why In-Stores? In-stores breakeven in 6-9 mos, mature in 3 yrs $250 K capital & $250 K annual cost $1 M pretax at maturity Terrific opportunities through strategic partnerships Marsh, Price Chopper . . . STARBUCKS Staffing model strengthened by focusing on retail "hiring at the mall"

In-Store Banking at 9/30/03 131 banking centers; added 42 3Q03, 82 YTD $1.5 B deposits, up from 36% @ 12/31/02 50% core; 29% checking $11.4 M/branch (including newly opened) industry avg $8.5 M Revenue/acct higher than traditional branch

In-Store Rollout Median Store Profile through 9/30/03 # of Checking Aging Bucket Deposits Accounts 30 days (62 stores) $1.6 M 268 60 days (52 stores) 3.5 M 410 90 days (40 stores) 4.6 M 499 120 days (27 stores) 6.2 M 577 In-store typically breaks even with $5 M in deposits & 500 checking accounts

Deposit Growth @ 9/30/03 12-Month Record Total deposits up $1 B, 4% includes $400 M from Advance 2003 goal was NO growth Interest-bearing transaction accts showing resilience dropped weighted avg rate 108 bp 3Q03 from 3Q02 retained/replaced 96% balances 2003 focus on noninterest-bearing very successful

Organic NIB Deposit Growth* 1st 365 Days 12/31/2002 3/31/2003 6/30/2003 9/30/2003 NIB deposits 1525 1469 1681 1856 2003 # accounts 688 677 704 746 847 ($ in millions) *Noninterest-bearing deposits excl acquisitions & custodial balances Rollout NIB Emphasis 9/30/02

Deposit-Related Revenue 1997 1998 1999 2000 2001 2002 9/30/2003 100 130 160 204 245 284 240 +30% +23% +29% +20% +16% ($ in millions)

# Quarterly Deposit-Related Revenue
## 2000-2003


+16%
+19%
+14%*
$100
$80
$60
$40
$20
$0
($ in millions)
43
57
63
72
52
63
71
85
55
61
72
83
57
68
78
'00 '01 '02 '03
'00 '01 '02 '03
'00 '01 '02 '03
'00 '01 '02
1st Q
2nd Q
3rd Q
4th Q

*3Q03 includes $2.3 M impact of MasterCard settlement on debit

CHARTER ONE FINANCIAL, INC.

29

Deposit-Related Revenue Dramatic historical growth little contribution from de novo Driven by checking account growth emphasis on NIB success of debit card revenue/acct over $200/yr Banking center expansion will feed future growth

Long-Term Goals Deliver 10+% EPS growth ROA 1.50% ROTE 20% A N D . . .

Continuing to build one of the most valuable retail franchises in banking

Appendix Loan / Credit Update as of 9/30/03

Lending Profile - 9/30/03 1-4 Family Cons Direct HELOC Other Consumer Finance Auto Corporate Banking CRE Lease East 0.34 0.04 0.12 0.02 0.04 0.22 0.05 0.09 0.08 1-4 Family 34% $9.8 B Corp Bank 5% $1.5 B Lease 8% $2.1 B CRE 9% $2.5 B Auto 22% $6.4 B Retail Consumer 18% $5.0 B Consumer Finance 4% $1.1 B Closed-end 1st/2nd 4% HELOC 12% Other 2% MidMkt 3% Bus Bnk 2% Non 1-4 66% ?

Commercial $6.1 B (21%) Lending Profile - 9/30/03 Seven major lending areas One-to-four $9.8 B Retail consumer 5.0 B Consumer finance 1.1 B Auto finance 6.4 B CRE 2.5 B Leasing 2.1 B Corp banking 1.5 B $28.4 B Consumer $22.3 B (79%)

1-4 Family Portfolio Snapshot - 9/30/03 $9.8 B portfolio, 5.3% yield 69% fixed / 31% ARM Average loan size of $160,000 Average LTV on 1st liens (UPB) - 60% Average current FICO 723 77% of portfolio in retail bank footprint NCO ratio - .03% 3Q03; .05% 2Q03; ..03% 1Q03; .05% 2002; .03% 2001 34%

Lending Profile - 9/30/03 Loan Servicing Portfolio Among top 30 largest U.S. servicers @ $27 B; $17 B serviced for others WAC - 6.24% 9/30/03 MSR at $169 M, or 1.01% of serviced portfolio includes $83 M valuation allowance average servicing spread 35 bp implies valuation of 2.9x servicing spread

CF vs. MBA 1-4 Delinquency Ratios Total Delinquency Ratio (incl.F/C) By Qtr 4Q97 1Q98 4Q98 1Q99 2Q99 3Q99 4Q99 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 COMC 0.0391 0.0266 0.0334 0.0234 0.0247 0.029 0.0276 0.0318 0.0317 0.0256 0.0279 0.0309 0.0302 0.0247 0.0263 0.0261 0.0287 0.0228 0.023 MBA Adj.* 0.0403 0.0331 0.0381 0.0319 0.0338 0.0349 0.0339 0.0338 0.0395 0.0323 0.0351 0.0393 0.04 0.0332 0.0375 0.0394 0.0411 0.0344 0.0381 Includes all loans serviced by Charter One Mortgage Source: Mortgage Bankers Association of America ("MBA") National Delinquency Survey

Retail Consumer Snapshot - 9/30/03 $5.0 B portfolio, 4.6% yield Balance Yield HELOCs $3.2 B 4.0% Closed-end 1sts/2nds 1.2 B 5.7% Marine lending .3 B 7.0% Other .3 B 4.5% $5.0 B 4.6% 18%

Retail Consumer Credit Quality Stats on Combined Portfolio - 9/30/03 NCO ratio - .16% 3Q03; .19% 2Q03; ..27% 1Q03; .23% '02 NPLs - $10 M (.21%) REO - $2.6 M, 54 units

Retail Consumer Portfolio Growth 1996 1997 1998 1999 2000 2001 2002 Other 0.9 0.7 0.7 0.6 0.7 0.6 0.5 0.6 HELOC 0.3 0.6 0.7 1 1.5 2 2.8 3.2 Closed-end 1sts/2nds 0.3 0.6 1.4 2.1 2.3 2.3 2.2 1.2 ($ in billions) $1.6 B $5.5 B $4.9 B $4.5 B $2.8 B $1.9 B $3.7 B *Net of securitizations - $2.4 B in 2003; $1.0 B in 2002; $1.4 B in 2001 $5.0 B 9/30/03

$3.2 B portfolio, 4.0% yield Growth spurred by "Piggy-back" & PM2 product set Average loan committed since 1/1/00: $57,420, 738 FICO, & 79% LTV FICO by product: 85% & 90% LTV - 742 100% LTV - 710 125% LTV - 705 Retail Consumer Snapshot - 9/30/03 HELOCs

HELOC Portfolio - 9/30/03 LTV Product O/S Utilization Avg Bal O/S 85% $ 797 M 40% $21 K 90% 1,971 M 36% $20 K 100% 314 M 61% $14 K 125% 44 M 88% $25 K $3,127 M 39% $20 K

HELOC Portfolio Growth 1996 1997 1998 1999 2000 2001 2002 9/30/2003 Other 0.9 0.7 0.7 0.6 0.7 0.6 0.6 2nds 0.1 0.2 0.2 0.2 0.4 0.3 0.2 HELOC 0.3 0.6 0.7 1 1.5 2 2.8 3.2 Direct Con 0.3 0.4 1.2 1.9 1.9 2 1.8 +100% +17% +43% +50% +33% +40% +19% ann.

Retail Consumer Snapshot - 9/30/03 Closed-End 1sts/2nds $1.2 B portfolio, 5.7% yield down from $2.0 B @ 12/31/02 securitized $2.4 B in 1H03 Average loan size $53,500 Average LTV (UPB) on 1sts 45% Average current FICO 721 99.8% in retail footprint NCO ratio - .08% 3Q03; .07% 2Q03; .13% 1Q03; ..07% 2002

Retail Consumer Snapshot Closed-End 1sts Additional gateway relationship product Refinance product sold through branches securitizable first mortgage, COMC servicing 10 to 15-yr fully amortizing term origination cost $400 fixed-rate, prepayment penalty customer info web access enabled

Consumer Finance Strategic Objectives Launched 3/97 as A-/B+ ("Consumer Finance") single-family lender targeting rejections out of Bank Revised strategy 4/02 - "Alt-A" ("Specialty Lending") home equity wholesale lender - prime, non- conforming, borrowers & FNMA D.U.1,2,3 approved originations non-conforming production since 4/02 - $397 M, 6.61% WAC, 730 FICO A-/B+ portfolio will run off over next few years 4%

Consumer Finance Snapshot - 9/30/03 $1.1 B portfolio, 7.0% yield 98% fixed / 2% ARM 93% 1st liens / 7% 2nd liens $600 M "pre 4/02"; $500 M "post 4/02" Average loan: 1st lien - $98.0 K, 337-mo term, 653 curr. FICO, LTV 93% 2nd lien - $27.5 K, 220-mo term, 621 curr. FICO

Consumer Finance Snapshot - 9/30/03 73% of portfolio in retail footprint NCO ratio - 1.54% 3Q03; 1.46% 2Q03; 1.78% 1Q03; 2.60% 2002 NPLs - $43 M (3.97%) REO - $15.1 M, 288 units Recent production: 3Q03 2Q03 3Q02 Avg FICO 730 717 702 Avg LTV 95% 93% 92% WAC 6.44% 6.36% 7.49%

1997 1998 1999 2000 2001 2002 125 250 753 989 1043 985 1073 Consumer Finance Snapshot Portfolio Growth ($ in millions) 9/30/03

RCSB started in 1984; CF acquired in 10/97 Primarily indirect lending, minimal leasing 3,650 franchised dealers in 19 states recent changes - exited FL & added ME, IL, NC, KY, IN, MN, & MO planned expansion - WI & MI Short average life 30% CAGR since 1996 Auto Finance Strategic Objectives 22%

Auto Finance Snapshot - 9/30/03 $6.4 B portfolio, 5.0% yield 482,000 loans Average balance $12,700 46-mo average remaining term; 19-mo weighted average life 63% new / 37% used

Auto Finance Snapshot - 9/30/03 Yield driven by credit score NCO ratio - .73% in 3Q03; .60% in 2Q03; ..86% in 1Q03; .91% in 4Q02; 1.04% in 2002; ..88% in 2001 REO (repos on hand) - $3.3 M, 678 units (.05%) Proprietary scoring highly predictive

Auto Finance Portfolio Credit Quality Consistently moved up FICO scores on production since 1/1/01: 2003 2002 2001 Q1 749 737 719 Q2 752 739 724 Q3 753 746 731 Q4 749 733 744 average FICO for portfolio

1996 1997 1998 1999 2000 2001 2002 1.1 1.7 2.1 2.5 3.2 4.4 5.6 6.4 Auto Finance Portfolio ($ in billions) +55% +24% +19% +28% +38% +19% ann. +27% Indirect lending; negligible leasing 9/30/03

>680 <680 93 7 >680 <680 60 40 Auto Finance Credit Profile Production by FICO Score 60% 40% 7% 93% 1997 2003

Auto Finance Credit Profile 30+ Day Delinquencies 9/98 9/99 9/00 9/01 9/02 9/03 0.0309 0.0168 0.0147 0.0164 0.0077 0.0069

Auto Finance Credit Profile Repossessed Units as % of Total Loans 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/3/2003 9/3/2003 0.0032 0.0031 0.0024 0.0032 0.0041 0.0031 0.0018 0.0019 0.0017 0.0016 0.0013 0.0014 Illustrates post 9/11 build up

Auto Finance Credit Profile Average Auction Loss ($) 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 11/2/2002 12/2/2002 1/3/2003 2/3/2003 3/3/2003 4/3/2003 5/3/2003 6/3/2003 7/3/2003 8/3/2003 9/3/2003 Avg Auction Loss 6267 6069 6342 6647 6645 6689 6315 6603 6478 6488 6462 6794 6921 6970 6882 7227 7994 7979 7332 6943 6986 7029 7119 7102 7161 6858 7410 7744 7826 7660 7490 7070 7062 7070 7286 7332 7274 7012 6970 % of Orig Amount Financed 0.385 0.382 0.383 0.413 0.416 0.414 0.393 0.398 0.387 0.397 0.397 0.405 0.404 0.417 0.415 0.444 0.468 0.458 0.434 0.419 0.4 0.411 0.419 0.413 0.418 0.425 0.438 0.447 0.454 0.442 0.432 0.421 0.421 0.406 0.407 0.416 0.418 0.41 0.402 9/11 Impact

Auto Finance Credit Profile Average Auction Loss (% of $ Financed) 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 11/2/2002 12/2/2002 1/3/2003 2/3/2003 3/3/2003 4/3/2003 5/3/2003 6/3/2003 7/3/2003 8/3/2003 9/3/2003 Avg Auction Loss 6267 6069 6342 6647 6645 6689 6315 6603 6478 6488 6462 6794 6921 6970 6882 7227 7994 7979 7332 6943 6986 7029 7119 7102 7161 6858 7410 7744 7826 7660 7490 7070 7062 7070 7286 7332 7274 7012 6970 % of Orig Amount Financed 0.385 0.382 0.383 0.413 0.416 0.414 0.393 0.398 0.387 0.397 0.397 0.405 0.404 0.417 0.415 0.444 0.468 0.458 0.434 0.419 0.4 0.411 0.419 0.413 0.418 0.425 0.438 0.447 0.454 0.442 0.432 0.421 0.421 0.406 0.407 0.416 0.418 0.41 0.402 9/11 Impact

3 6 9 12 15 18 21 24 27 30 1994 0.0002 0.0012 0.0026 0.0036 0.0051 0.0062 0.0075 0.0084 0.0094 0.0104 1995 0.0001 0.0017 0.005 0.0085 0.0107 0.0129 0.0148 0.0167 0.0189 0.0205 1996 0.0001 0.0017 0.005 0.009 0.0122 0.0151 0.0179 0.0206 0.0232 0.0247 1997 0.0003 0.0022 0.0045 0.0074 0.0101 0.0125 0.0147 0.017 0.0184 0.0199 1998 0.0001 0.0009 0.003 0.0048 0.0064 0.008 0.0096 0.0109 0.0119 0.0134 1999 0.0001 0.0015 0.0028 0.0044 0.0058 0.0071 0.0087 0.0111 0.0123 0.0144 2000 0 0.0008 0.0026 0.0045 0.006 0.0085 0.0114 0.0141 0.0164 0.0181 2001 0.0001 0.0008 0.0027 0.0049 0.007 0.0088 0.0108 0.0122 0.0137 2002 0 0.0009 0.0021 0.0032 0.0043 Auto Finance Credit Profile 30 Mo. Loss Migration - 2Q Production 1997-2002 Cumulative charge-off rate '97 '00 '99 '98 # Months 1.34% - '98 1.22% - '01 ..32% - '02

Auto Finance Net Charge-offs % of Average Portfolio 1995 1996 1997 1998 1999 2000 2001 2002 YTD '03 East 0.0053 0.0086 0.0117 0.0118 0.0094 0.008 0.0088 0.0091 0.0072 *Excluding impact of NCO policy change in 2Q02 1Q 1.30% 2Q .98%* 3Q 1.02% 4Q .91% 2002 1.04%*

Commercial Mortgage Strategic Objectives Lending continuously since mid 1970s Historically very low charge-offs Originate in footprint Current originations - $574 M 9/30/03; $639 M '02 construction loans priced off LIBOR & prime rate end loans priced & indexed off FHLB advances 9%

Commercial Mortgage Snapshot - 9/30/03 $2.5 B portfolio, 6.0% yield 17% fixed / 83% ARM $529 M construction; $1.9 B permanent loans Average loan size $1.1 M 18 loans > $10 M, largest loan - $33 M 90% of portfolio in retail bank footprint NCO ratio - .04% 3Q03; .03% 2Q03; .06% 1Q03; ..03% '02; .05% '01 NPLs (incl construction) - $34 M (1.4%) REO - $6.4 M, 11 units

Commercial Mortgage Portfolio 1996 1997 1998 1999 2000 2001 2002 2.1 1.9 1.8 2 2.1 2.7 2.3 2.5 ($ in billions) Reflects runoff of non-strategic portfolios 9/30/03

IL MI NY OH Other WI 0.25 0.29 0.17 0.16 0.1 0.03 Commercial Mortgage Portfolio - 9/30/03 By State

Commercial Mortgage Portfolio - 9/30/03 By Property Type Non-Res Construct MultiFamily MultiFamily Construct Retail Office/Medical/Warehouse Land Other 0.12 0.31 0.09 0.21 0.15 0.11 0.01

Commercial Leasing Strategic Objectives 15th largest U.S. bank leasing company Big ticket leasing company formed in '88 became CF customer in '89 CF acquired 1/95 Seasoned management group still on board 8%

Commercial Leasing Snapshot - 9/30/03 $2.2 B leasing portfolio Offices in Cleveland, Cincinnati, Chicago, Boston, Charlotte, & Wilton, CT 5.1% yield; 8.45% effective yield Avg relationship of $7.9 M 37 over $20 M; largest is $81M Avg term of 63 months, range of terms of 1 to 25 years

Commercial Leasing Snapshot - 9/30/03 Fortune 1000 focus, with 62% of portfolio with lessees rated as investment grade NCO ratio - (.04)% 3Q03; .28% 2Q03; 1.06% 1Q03; .03% 2002; .38% 2001; .00% 2000 NPLs - $6.6 M (.30%) Residual realization 109% thru 3Q03; 106% in 2002; 122% in 2001; 122% since 1995

1995 1996 1997 1998 1999 2000 2001 2002 0.132 0.251 0.439 0.734 1.004 1.8 2 2.1 2.2 ($ in billions) Commercial Leasing Portfolio 9/30/03

Commercial Leasing Snapshot - 9/30/03 Over the Road Manufacturing / Industrial Aircraft Heavy Equipment / Machinery Rail Marine Materials Handling Telecommunications Information Technology Furniture/Fixtures Other 0.11 0.19 0.17 0.05 0.18 0.05 0.07 0.01 0.13 0.03 0.01

Commercial Leasing Portfolio - 9/30/03 Aircraft Leasing $357 M, with $257 M to domestic carriers Long-term leases - 17 different lessees 42 pieces of equipment, w/38 to domestic carriers Maturities extend out over 20 yrs no maturities in '03; $34 M maturing thru '07 No direct exposure to USA, UAL, AA or AirCanada

Commercial Leasing Portfolio - 9/30/03 Aircraft Leased to Domestic Carriers # $ Regional jets 24 $149 M Boeing 737 & 757 6 71 M Props 8 14 M Ground equip/simulator - 23 M 38 $257 M $159 M five years old or less; avg age of 5.6 yrs Equity position - $179 M; single investor/equip loans - $78 M Supported by $63 M residual/$15 M credit guarantees

Corporate Banking Snapshot - 9/30/03 $1.5 B portfolio, 5.1% yield 3 segments middle market - $745 M business banking - $676 M asset-backed lending - $133 M Target middle market businesses $5-100 M revenue; business banking < $5 M revenue Minimal shared national credits or unsecured lending 5%

1994 1995 1996 1997 1998 1999 2000 2001 2002 9/30/03 Vendor Fin 61 184 183 350 457 527 677 798 0 0 0 Middle Market 641 680 684 Asset-backed lending 129 130 133 Bus Banking 273 508 676 ($ in millions) Corporate Banking Portfolio Strong growth in business banking $1,318 $1,043 $1,554

Business Banking Portfolio 9/30/03 Lending products launched in 1Q2001 $676 M portfolio; up 33% 2003 YTD Distributed through retail banking centers Avg balance $83 K Avg FICO for business owners > 720 NCO ratio - .69% 3Q03; .63% 2Q03; 1.15% 1Q03; 1.35% '02

2000 2001 2002 9/30/2003 Loans 273 508 676 Deposits 285 600 1250 2026 ($ in millions) Why Faster at Charter One? Business Banking Drives Future DDA Growth

Middle Market Snapshot - 9/30/03 15 exposures > $10 M; largest $56 M 68 exposures > $3 M NCO ratio - 1.74% 3Q03; .67% 2Q03; 2.09% 1Q03; 1.09% '02; .81% '01; 1.20% '00 NPLs - $25 M (1.6%); $8 M actually current 14 exposures over $500 K ($20 M aggregate)

Corporate Banking Snapshot Geographic Split - 9/30/03 OH East NY West NY VT MI IL 0.38 0.19 0.18 0.1 0.12 0.03

Corporate Banking Snapshot SIC Split - 9/30/03 Services Manufacturing Finance, Insurance, R/E Trade Construction Transportation Other 0.27 0.24 0.16 0.17 0.07 0.04 0.05

Overall Credit Profile Collateral Summary as of 9/30/03 Owner Occupied S/F Multifamily Comm'l Real Estate Other Collateral Auto Corporate Banking Capital Equipment 0.54 0.03 0.06 0.02 0.22 0.05 0.08

NCO/avg loans (ann) .40% .37%* NPLs/loans .51% .55% NPAs/loans .67% .70% Underperforming assets/loans .85% .94% Allowance/loans 1.37% 1.24% Allowance/NCO (ann) 3.7 yrs 3.4 yrs* Underperforming assets at $239 M, a 12-month low *2002 excludes $27.3 M resulting from NCO policy change in 2Q02 Overall Credit Profile YTD 9/30/03 2002

1995 1996 1997 1998 1999 2000 2001 2002* 9/30/2003 Reg/Super Reg Banks 0.0027 0.0036 0.0036 0.0039 0.0036 0.004 0.006 0.0067 0.0054 Charter One 0.0011 0.0019 0.0017 0.0014 0.0017 0.0021 0.0027 0.0037 0.0041 * CF excludes $27 M from NCO policy change Source: SNL DataSource Net Charge-Offs to Average Loans Restated for mergers

Big Picture Credit Risk Negligible unsecured lending Negligible auto leasing Negligible national shared/syndicated credits Indirect auto portfolio very high credit profile Manufacturing exposure very diversified Commercial real estate holding up very well No unsecured energy related assets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER ONE FINANCIAL, INC.

Date: November 7, 2003	By:	/s/ Robert J. Vana

Robert J. Vana
Senior Vice President, Chief
Corporate Counsel and Corporate Secretary